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                                  EXHIBIT INDEX


Exhibits
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23     Consent  of  Independent  Accountants



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Exhibit 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-20881) of Ralcorp Holdings, Inc. of our report dated June 1, 2002 relating to the financial statements of Ralcorp Holdings, Inc Savings Investment Plan, which appears in this Form 11-K.



/s/  PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP


June 27, 2002

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